SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 29, 2004


                              STATION CASINOS, INC
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             (Exact name of registrant as specified in its charter)


  Nevada                            000-21640                    88-0136443
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(State or other jurisdiction       (Commission              (I.R.S. Employer of
incorporation)                       File Number)            Identification No.)

2411 West Sahara Avenue, Las Vegas, Nevada                         89102
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(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code: (702) 367-2411
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                                       N/A
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          (Former name or former address, if changed since last report)





LA1:#6216379


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ITEM 5.  OTHER EVENTS.

                  On March 29, 2004, the Company announced that its Board of Directors has declared a 40% increase in its quarterly cash dividend to $0.175 per share. The dividend is payable on June 4, 2004 to shareholders of record on May 14, 2004.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits

                           99.1  Press release dated as of March 29 2004



                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Station Casinos, Inc.



Date:    March 29, 2004           By:
                                        Glenn C. Christenson
                                        Executive Vice President, Chief
                                        Financial Officer, Chief Administrative
                                        Officer and Treasurer


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